UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2005

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On May 20, 2005, Digital Lightwave, Inc. (the “Company”) held an Annual Meeting of Stockholders at the principal offices of the Company. In the meeting, the Company discussed its continuing efforts to right-size the operations of the business to reflect current and anticipated levels of net sales activity.

Also discussed was financing the Company has received from Optel Capital, LLC (“Optel”), an entity controlled by the Company’s largest stockholder and current chairman of the board of directors, Dr. Bryan J. Zwan. The Company’s ability to meet cash requirements and maintain sufficient liquidity over the next 12 months is dependent on its ability to obtain additional financing from funding sources which may include, but may not be limited to, Optel. If the Company is not able to obtain additional financing, it expects that it will not have sufficient cash to fund its working capital and capital expenditure requirements for the near term. Optel currently is and continues to be the principal source of financing for the Company. Further, the Company has not identified any funding source other than Optel that would be prepared to provide current or future financing to the Company.

ITEM 8.01. OTHER EVENTS.

Results of Annual Meeting of Stockholders Held May 20, 2005

On May 20, 2005, the Company held an Annual Meeting of Stockholders at the principal offices of the Company. The Annual Meeting was held to consider the following important proposals:

(1)	To elect five directors of the Company to hold office until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

(2)	To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for fiscal year 2005.

Pursuant to the Notice of Annual Meeting of Stockholders filed in conjunction with the Definitive Proxy Statement on April 18, 2005, the inspector of elections determined that the shares represented at the meeting in person and by proxy constituted a quorum. The inspector of elections tabulated and certified the vote by stockholders. Based on such certified vote the following results for each proposal are reported:

Proposal 1.	The following directors of the board were elected to hold office until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

•	Dr. Bryan J. Zwan
•	Gerald A. Fallon
•	Robert Moreyra
•	Peter H. Collins
•	Robert F. Hussey

Proposal 2.	Approved – The appointment of Grant Thornton LLP as the independent auditors of the Company for fiscal year 2005.

No other business was brought before the Annual Meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: May 20, 2005	By:	/s/ ROBERT F. HUSSEY
Robert F. Hussey
Interim President and
Chief Executive Officer